SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

Bancroft Fund Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BANCROFT FUND LTD.

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 13, 2024

To the Shareholders of

BANCROFT FUND LTD.

Notice is hereby given that the Annual Meeting of Shareholders of the Bancroft Fund Ltd., a Delaware statutory trust (the “Fund”), will be held on Monday, May 13, 2024, at 8:00 a.m., ET, at GAMCO Investors, Inc., One Corporate Center, 401 Theodore Fremd Avenue, Rye, New York, 10580 and virtually by Internet webcast (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect four (4) Trustees of the Fund, three (3) Trustees to be elected by the holders of the Fund’s common shares and holders of its 5.375% Series A Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class, and one (1) Trustee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments or postponements thereof.

These items are discussed in greater detail in the attached Proxy Statement.

We are conducting a “hybrid” meeting - you may attend in person or virtually. Whether or not you plan to attend the Meeting in person, shareholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a shareholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.

Requests for registration must be received no later than 5:00 p.m., ET, on May 12, 2024. Shareholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.

The close of business on March 15, 2024, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY IN ADVANCE OF THE MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

PETER GOLDSTEIN
Secretary

April 3, 2024

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

BANCROFT FUND LTD.

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2024

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of the Bancroft Fund Ltd., a Delaware statutory trust (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 13, 2024, at 8:00 a.m., ET, at GAMCO Investors, Inc., One Corporate Center, 401 Theodore Fremd Avenue, Rye, New York, 10580 and virtually by Internet webcast (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to shareholders on or about April 3, 2024.

We are conducting a “hybrid” meeting - you may attend in person or virtually. Whether or not you plan to attend the Meeting in person, shareholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a shareholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.

Requests for registration must be received no later than 5:00 p.m., ET, on May 12, 2024. Shareholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Equiniti Trust Company, LLC (“Equiniti”), the Fund’s transfer agent, and affiliates of Equiniti or other representatives of the Fund also may solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow Sodali LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended September 30, 2023, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence or representation by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting, subject to a resolution of the Board specifying a greater or a lesser quorum requirement for the transaction of any item of business that properly comes before the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted

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“AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting must take place not more than 130 days after the record date. At such adjourned meeting, any business may be transacted which might have been transacted at the original Meeting. The Fund may postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 130 days after the initial record date.

The close of business on March 15, 2024, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

The Fund has two classes of shares of beneficial interest outstanding: common shares, par value $0.01 per share (“Common Shares”), and 5.375% Series A Cumulative Preferred Shares, par value $0.01 per share (“Preferred Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote on each matter to properly come before the Meeting for each full share held. See “Additional Information—Delaware Statutory Trust Act—Control Share Acquisitions” for a discussion of the ability of holders of Common Shares and Preferred Shares that are “control shares” to vote such shares. On the record date, there were 5,872,790 Common Shares and 1,190,947 Preferred Shares outstanding.

Set forth below is information as to those shareholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Americo Financial Life & Annuity P.O. Box 410288 Kansas City, MO 64141	Preferred	60,000	5.0%

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees	Common and Preferred Shareholders, voting together as a single class, vote to elect three Trustees: Mario J. Gabelli, Daniel D. Harding, and Christina A. Peeney

Common and Preferred Shareholders, voting together as a single class, vote to elect three Trustees:

Mario J. Gabelli, Daniel D. Harding, and Christina A. Peeney

Preferred Shareholders, voting as a separate class, vote to elect one Trustee:

Nicolas W. Platt

Other Business	Common and Preferred Shareholders, voting together as a single class
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PROPOSAL: TO ELECT FOUR (4) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of twelve Trustees, eight of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the ”1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Mario J. Gabelli, Daniel D. Harding, Christina A. Peeney, and Nicolas W. Platt have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Elizabeth C. Bogan has served as a Trustee of the Fund since 1990, Jane D. O’Keeffe has served as a Trustee since 1995, Nicolas W. Platt has served as a Trustee since 1997, Daniel D. Harding has served as a Trustee since 2007, and Kinchen C. Bizzell has served as a Trustee since 2008. James P. Conn, Frank J. Fahrenkopf, Jr., Mario J. Gabelli, Michael J. Melarkey, Anthonie C. van Ekris became Trustees of the Fund on November 1, 2015, Agnes Mullady became a Trustee of the Fund on March 25, 2021, and Christina A. Peeney became a Trustee of the Fund on November 15, 2023. All of the Trustees, with the exception of Jane D. O’Keeffe, are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2027 Annual Meeting of Shareholders

Mario J. Gabelli

Daniel D. Harding

Christina A. Peeney

Nicolas W. Platt

Trustees Serving Until 2026 Annual Meeting of Shareholders

Kinchen C. Bizzell

James P. Conn

Frank J. Fahrenkopf, Jr.

Michael J. Melarkey

Trustees Serving Until 2025 Annual Meeting of Shareholders

Jane D. O’Keeffe

Elizabeth C. Bogan

Agnes Mullady

Anthonie C. van Ekris

Under the Fund’s Declaration of Trust, Statement of Preferences, and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Melarkey and Platt are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares. Mr. Melarkey’s term as a Trustee is scheduled to expire at the Fund’s 2026 Annual Meeting of Shareholders. Therefore, he is not standing for election at this Meeting. A quorum of the Preferred Shareholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Platt to be considered.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he or she has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

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Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), four of whom are nominated for election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex(3) Overseen by Trustee
INTERESTED TRUSTEES/NOMINEES(4):
Mario J. Gabelli Chairman 1942	Since 2015*	Chair, Co-Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)	31(9)
Agnes Mullady Trustee 1958	Since 2021***	Senior Vice President of GAMCO Investors, Inc. (2008-2019); Executive Vice President of Associated Capital Group, Inc. (November 2016-2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010-2019); Vice President of Gabelli Funds, LLC (2006-2019); Chief Executive Officer of G.distributors, LLC (2011-2019); and an officer of all of the Gabelli/GAMCO/Teton Funds (2006-2019)	GAMCO Investors, Inc.	14
Jane D. O’Keeffe Trustee 1955	Since 1995***	President of the Fund (1996-2023); Portfolio Manager for Gabelli Funds, LLC (2015-2021); Executive Vice President of the Ellsworth Growth and Income Fund Ltd. (2014-2015); President of Dinsmore Capital Management (1996-2015); President of the Ellsworth Growth and Income Fund Ltd. (1996-2014)	—	1
Christina A. Peeney Trustee 1969	Since November 2023*	Adjunct Professor in the Business and Computer Science Department at Middlesex County College, Edison, New Jersey; Analyst at Amabile Partners	—	3
INDEPENDENT TRUSTEES/NOMINEES(5):
Kinchen C. Bizzell Trustee 1954	Since 2008**	Managing Director of Drexel Hamilton (securities broker-dealer); Private Investor (2017-2020); Managing Director of CAVU Securities (securities broker-dealer) (2013-2016); Investor Relations Managing Director (1998-2013) and Senior Counselor (after 2013) at Burson-Marsteller (global public relations and communications)	—	2
Elizabeth C. Bogan Trustee 1944	Since 1990***	Former Senior Lecturer in Economics at Princeton University	—	12
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Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex(3) Overseen by Trustee
James P. Conn Trustee 1938	Since 2015**	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	23
Frank J. Fahrenkopf, Jr.(6) Trustee 1939	Since 2015**	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)	11
Daniel D. Harding Trustee 1952	Since 2007*	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of Reef Consulting & Investment (private equity firm); former Director of TRC (private asset management); former General Partner of Latitude Capital Partners, LLC (private investment)	Atlantic Health Systems; Ocean Reef Community Foundation and Ocean Reef Medical Center Foundation	3
Michael J. Melarkey(7) Trustee 1949	Since 2015**	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility) (2004-2022)	24
Nicolas W. Platt(7) Trustee 1953	Since 1997*	Private Investor; Member of NYSE American LLC Committee on Securities; Township Committee Member, Harding, New Jersey; Former Mayor of Township of Harding, New Jersey (2013-2016); Managing Director of FTI Consulting Inc. (international consulting company) (March 2009-May 2011)		3
Anthonie C. van Ekris(6) Trustee 1934	Since 2015***	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—	23

OFFICERS:

Name Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(8)	Principal Occupation(s) During Past Five Years
James A. Dinsmore President 1982	Since 2023	Portfolio Manager for Gabelli Funds, LLC; President of the Fund and the Ellsworth Growth and Income Fund Ltd.
John C. Ball Treasurer and Principal Financial and Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017
Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2015	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

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Name Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(8)	Principal Occupation(s) During Past Five Years
Laurissa M. Martire Vice President and Ombudsman 1976	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2019) of GAMCO Investors, Inc.
Bethany A. Uhlein Vice President and Ombudsman 1990	Since 2019	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex since 2017; Senior Vice President (since 2021) of GAMCO Investors, Inc.

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli and Ms. O’Keeffe are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser. Ms. Mullady is considered to be an “interested person” of the Fund because of her direct or indirect beneficial interest in the Fund’s Adviser and due to a previous business or professional relationship with the Fund and the Adviser. Ms. Peeney is considered to be an “interested person” of the Fund because of her direct or indirect beneficial interest in the Fund’s Adviser.
(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2023.
(6)	Mr. Fahrenkopf’s daughter, Leslie F. Foley, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(7)	Trustee/Nominee elected solely by holders of the Fund’s Preferred Shares.
(8)	Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualified.
(9)	As of December 31, 2023, there are a total of 50 registered investment companies in the Fund Complex. Of the 50 registered investment companies, Mr. Gabelli serves as a director or trustee for 31 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 14 funds.
*	Nominee to serve, if elected, until the Fund’s 2027 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.
**	Term continues until the Fund’s 2026 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.
***	Term continues until the Fund’s 2025 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and experience.

Interested Trustees/Nominees

Mario J. Gabelli, CFA. Mr. Gabelli is Chair of the Board of Trustees of the Fund. He serves in the same capacity for other funds in the Fund Complex. Mr. Gabelli is Chair, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. (“GAMCO”), each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which

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acts as an investment manager of various investment funds and other accounts. He is Executive Chair of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Agnes Mullady. Ms. Mullady was an officer of registered investment companies within the Fund Complex from 2006 until 2019, President and Chief Operation Officer of the Fund Division of Gabelli Funds, LLC from 2010 until 2019, Chief Executive Officer of G.distributors, LLC from 2011 until 2019, Senior Vice President of GAMI from 2009 until 2019, Vice President of Gabelli Funds, LLC from 2006 until 2019, and Executive Vice President of Associated Capital Group, Inc. from 2016 until 2019. Prior to joining GAMI in December 2005, Ms. Mullady was a Senior Vice President at U.S. Trust Company and Treasurer and Chief Financial Officer of the Excelsior Funds from 2004 through 2005. Ms. Mullady received her M.B.A. degree in Finance from New York Institute of Technology and her B.A. in Accounting from Queens College.

Jane D. O’Keeffe. Ms. O’Keeffe was Executive Vice President of the Ellsworth Growth and Income Fund Ltd., President of the Ellsworth Growth and Income Fund Ltd. from 1996 until February 2014 and President of the Fund from 1996 until 2023. Ms. O’Keeffe was President of Dinsmore Capital Management from 1996 until 2015. In 1980, Ms. O’Keeffe began as an assistant to the portfolio manager of IDS Progressive Fund. From 1983 through March 1986, she had research and portfolio management responsibilities at Soros Fund Management Company. In 1986, Ms. O’Keeffe was a portfolio manager and research analyst at Simms Capital Management until she joined Fiduciary Trust International in 1988, where she became a Vice President and Portfolio Manager for individuals, endowments and foundations. Ms. O’Keeffe received a Bachelor’s degree from the University of New Hampshire and attended the Lubin Graduate School of Pace University.

Christina A. Peeney. Ms. Peeney is an Adjunct Professor in the Business and Computer Science Department at Middlesex County College in Edison, New Jersey. She also is an Analyst at Amabile Partners. She previously was an Auditor at Ernst & Young and a Senior Account Executive at Prudential Investments Retirement Services. She received a Bachelor of Arts degree from Rutgers University, and an M.B.A. in Finance from the Gabelli School of Business at Fordham University.

Independent Trustees/Nominees

Kinchen C. Bizzell, CFA. Mr. Bizzell is Managing Director of Drexel Hamilton, a securities broker-dealer. He was a Managing Director of CAVU Securities, a New York institutional securities broker-dealer from 2013 until 2016. At CAVU, Mr. Bizzell was a Compliance Officer and a Financial Institution Group Investment Banker. From 1998 until 2003, Mr. Bizzell was an Investor Relations Managing Director and later a Senior Counselor at Burson-Marsteller, a global public relations and communications firm. He advised clients on earnings warnings and restatements, mergers and acquisitions, and bankruptcies. He started his career as a lawyer and was a partner in the NewYork law firm of Mendes & Mount, counsel to Lloyd’s of London and British insurers. Mr. Bizzell serves on the Fund’s Audit Committee and in the same capacity for another fund in the Fund Complex. Mr. Bizzell is a member of the New York State Bar. He holds twelve securities licenses from the Financial Industry Regulatory Authority including: Research Analyst (Series 86, 87) and Principal registration for Financial and Operations, General Securities, Municipal Securities and Registered Options (Series 27, 24, 53, 4). Mr. Bizzell received his Bachelor’s degree from North Carolina State University and Juris Doctor degree from Duke University.

Elizabeth C. Bogan, Ph.D. Dr. Bogan was formerly Senior Lecturer in Economics at Princeton University from 1992 until 2020. She was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. Dr. Bogan serves on the Fund’s

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Audit Committee and also serves in the same capacity for another fund in the Fund Complex. She received a Bachelor’s degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund and a member of the Fund’s Pricing and ad hoc Proxy Voting Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. Mr. Fahrenkopf is Chairman of the Fund’s ad hoc Proxy Voting Committee and a member of the Fund’s Nominating and Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee. He is also a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Daniel D. Harding, CFA. Mr. Harding is the Managing General Partner of the Global Equity Income Fund, a private investment fund. Mr. Harding is a member of the Fund’s Pricing Committee, serves as Chairman of the Fund’s Audit Committee, and is the Fund’s designated Audit Committee Financial Expert. He serves in the same capacities for another fund in the Fund Complex. Mr. Harding is co-founder and was Chief Investment Officer of Harding Loevner Management LP, an investment advisory firm, from 1989 through 2003. Prior to founding Harding Loevner, he was a Trust Investment Officer at American National Bank and a partner and associate for the Rockefeller Family Office. He is a director of Reef Consulting & Investment, a private equity firm, and was a director of Legg Mason Investment Counsel, LLC and Chair of the Investment Committee from 2010 to 2012. Mr. Harding is engaged in numerous not for profit organizations with fiduciary responsibilities including Atlantic Health Systems, Ocean Reef Community Foundation, and the Ocean Reef Medical Center Foundation. He received his undergraduate degree from Colgate University, and is a CFA and CIC charterholder.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, retired from the active practice of law and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He is Chairman of the Fund’s Nominating Committee and serves as a member of one of the multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was Chairman of the Board of Southwest Gas Corporation and served on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Nicolas W. Platt. Mr. Platt is a private investor. In 2018, New Jersey Governor Phil Murphy appointed Mr. Platt to be one of two bipartisan “Czars” to address the State’s property tax crisis. He served as Mayor of the Township of Harding, New Jersey from 2013 to 2016. Mr. Platt is now serving on the Township Committee. He is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees. He serves on comparable or other committees for other

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funds in the Fund Complex on whose boards he sits. From 2009 until 2011, Mr. Platt served as Managing Director of FTI Consulting Inc., an international financial consulting company. Prior to March 2009, he was a senior executive with WPP Group, plc subsidiaries Ogilvy Worldwide and Young & Rubicam - Burson- Marsteller’s corporate practice. He spent thirteen years in leadership roles at both the New York and American Stock Exchanges. At the AMEX, Mr. Platt oversaw the exchange’s domestic and international listing efforts and was the liaison to the investment banking community. Mr. Platt is a member of the NYSE American LLC Committee on Securities, which reviews the continued exchange listing qualifications for companies. He sits on the boards of several non-public organizations. Mr. Platt received his Bachelor’s degree from Skidmore College and an M.A. in Economics from Columbia University.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli Fund Complex and as a director of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees, other than Mr. Mario J. Gabelli, Ms. Agnes Mullady, Ms. Jane D. O’Keeffe, and Ms. Christina A. Peeney, are Independent Trustees and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to

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specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	E	E
Agnes Mullady	B	C
Jane D. O’Keeffe	E	E
Christina A. Peeney(3)	A	A
INDEPENDENT TRUSTEES/NOMINEES:
Kinchen C. Bizzell	D	E
Elizabeth C. Bogan	D	E
James P. Conn	C	E
Frank J. Fahrenkopf, Jr.	A	E
Daniel D. Harding	C	E
Michael J. Melarkey	C	E
Nicolas W. Platt	B	B
Anthonie C. van Ekris	C	E

*	Key to Dollar Ranges
	A.	None
B.	$1–$10,000
C.	$10,001–$50,000
D.	$50,001–$100,000
E.	Over $100,000

All shares were valued as of December 31, 2023.

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2023. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended (the ”1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”
(3)	Ms. Peeney became a Trustee of the Fund on November 15, 2023.
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Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

Name of Trustee/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)
INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	174,000 Common Shares(3)	2.9%
Agnes Mullady	150 Common Shares	*
Jane D. O’Keeffe	24,151 Common Shares	*
Christina A. Peeney(4)	0	*
INDEPENDENT TRUSTEES/NOMINEES:
Kinchen C. Bizzell	5,752 Common Shares	*
Elizabeth C. Bogan	4,986 Common Shares	*
James P. Conn	1,000 Common Shares	*
Frank J. Fahrenkopf, Jr.	0	*
Daniel D. Harding	2,571 Common Shares	*
Michael J. Melarkey	1,266 Common Shares	*
Nicolas W. Platt	250 Common Shares	*
Anthonie C. van Ekris	2,150 Common Shares(5)	*
EXECUTIVE OFFICERS:
James A. Dinsmore	378 Common Shares	*
John C. Ball	0	*
Peter Goldstein	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2023. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes 3.6% of the total Common Shares and none of the Preferred Shares outstanding.
(3)	Includes 139,000 Common Shares owned by Mr. Gabelli and 35,000 Common Shares owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder. Mr. Gabelli has less than a 100% interest in this entity and disclaims beneficial ownership of the shares owned by this entity which are in excess of his indirect pecuniary interest.
(4)	Ms. Peeney became a Trustee of the Fund on November 15, 2023.
(5)	All 2,150 Common Shares are owned by Mr. van Ekris’ children for which he disclaims beneficial ownership.
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Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
James P. Conn	Same	PMV Consumer Acquisitions Corp.	Warrants	$2	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,614,513	1.70%
Michael Melarkey	Same	PMV Consumer Acquisitions Corp.	Warrants	$2	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$217,200	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$13,508	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$42,480	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$616	*
Anthonie C. van Ekris	Same	M-Tron Industries Inc.	Common Stock	$39,270	*
Anthonie C. van Ekris	Same	MachTen Inc.	Common Stock	$28,080	*

(1)	This information has been furnished as of December 31, 2023.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Fund pays each Independent Trustee and certain Interested Trustees an annual retainer of $8,500 plus $1,000 for each Board meeting attended. Each Trustee who is not employed by the Adviser is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $2,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Independent Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended September 30, 2023, amounted to $134,307. During the fiscal year ended September 30, 2023, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he or she is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of: (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the ”SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Fund’s Board of Trustees on November 15, 2023. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by Tait Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2024, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

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In performing its oversight function, at a meeting held on November 8, 2023, the Audit Committee reviewed and discussed with management of the Fund and Tait Weller the audited financial statements of the Fund as of and for the fiscal year ended September 30, 2023, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with Tait Weller the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by Tait Weller as required by PCAOB auditing standards and rules. The Audit Committee also received from Tait Weller the written disclosures and statements required by the SEC’s independence rules, delineating relationships between Tait Weller and the Fund, and considered the impact that any such relationships might have on the objectivity and independence of Tait Weller as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with U.S. generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and Tait Weller, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended September 30, 2023.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Daniel D. Harding, Chairman

Kinchen C. Bizzell

Elizabeth C. Bogan

November 8, 2023

The Audit Committee met two times during the fiscal year ended September 30, 2023. The Audit Committee is composed of three of the Fund’s Independent Trustees, namely Messrs. Harding (Chairman) and Bizzell, and Dr. Bogan. The Fund has certified that each member of the Audit Committee is able to read and understand fundamental financial statements, including those of the Fund. Mr. Harding has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three Independent Trustees, Messrs. Melarkey (Chairman), Fahrenkopf, Jr., and Platt. Each Nominating Committee Member is an Independent Trustee as determined under guidelines of the NYSE American. The Nominating Committee met once during the fiscal year ended September 30, 2023. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held

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by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information in addition to any information required by the Fund’s By-Laws:

•	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and
•	If requested by the Nominating Committee, a completed and signed trustee’s questionnaire.

In addition, the Nominating Committee may request any additional information it deems necessary, relevant or desirable to discharge its responsibility to review the qualifications, skills, qualities and other relevant factors of any trustee nominee recommended by a shareholder, and shareholders recommending a trustee candidate for nomination by the Nominating Committee are encouraged to provide all other information that would be required to be submitted under the Fund’s Declaration of Trust and By-Laws in the event such shareholders were nominating such trustee candidate for election on their own.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund’s By-Laws and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund’s By-Laws for more detail.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information About Trustees and Officers.”

The Board of Trustees adopted a Nominating Committee Charter on November 18, 2015. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

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Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to Bancroft Fund Ltd., c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Contact Information/Email/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Meeting. No Trustee or nominee for election as Trustee attended the Fund’s annual meeting of shareholders held on May 22, 2023.

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The following table sets forth certain information regarding the compensation of the Trustees and officers, if any, who were compensated by the Fund rather than the Adviser for the fiscal year ended September 30, 2023, and by the Fund Complex for the calendar year ended December 31, 2023.

COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation from the Fund*	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees**
INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	$0	$0	(0)
Chairman
Agnes Mullady	$12,500	$134,500	(14)
Trustee
Jane D. O’Keeffe	$0	$0	(0)
Trustee
Christina A. Peeney***	$2,086	$28,086	(2)
Trustee
INDEPENDENT TRUSTEES/NOMINEES:
Kinchen C. Bizzell	$13,500	$28,000	(2)
Trustee
Elizabeth C. Bogan	$13,500	$153,000	(12)
Trustee
James P. Conn	$13,500	$281,021	(23)
Trustee
Frank J. Fahrenkopf, Jr.	$13,000	$156,526	(11)
Trustee
Daniel D. Harding	$15,500	$38,000	(3)
Trustee
Michael J. Melarkey	$15,000	$195,500	(24)
Trustee
Kuni Nakamura (Deceased)	$10,221	$283,772	(37)
Trustee
Nicolas W. Platt	$13,000	$27,000	(2)
Trustee
Anthonie C. van Ekris	$12,500	$216,000	(23)
Trustee

*	Represents the total compensation paid to such persons by the Fund during the Fund’s fiscal year ended September 30, 2023.
**	Represents the total compensation paid to such persons during the calendar year ended December 31, 2023, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.
***	Ms. Peeney became a Trustee of the Fund on November 15, 2023.
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Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of shares of the Fund present or represented by proxy at the Meeting, provided a quorum is present. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as trustees. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a quorum present at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Recent Change in Auditor

Effective August 17, 2022, the Board, including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Fund’s independent registered public accounting firm and appointed Tait Weller to serve in this role for the fiscal year ending October 31, 2022.

PricewaterhouseCooper’s report on the financial statements of the Fund for the fiscal year ended October 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal year ended October 31, 2021 and the subsequent interim period through August 17, 2022, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PricewaterhouseCooper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCooper, would have caused PricewaterhouseCooper to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such fiscal years.

During the fiscal year ended October 31, 2021 and the subsequent interim period through August 17, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided PricewaterhouseCooper with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K. PricewaterhouseCooper did not indicate that it believed the foregoing disclosure was incorrect or incomplete.

During the fiscal year ended October 31, 2021 and the subsequent interim period prior to engaging Tait Weller, neither the Fund, nor anyone on its behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Tait Weller, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2024. Tait Weller acted as the Fund’s independent registered public accounting firm for the fiscal year ended September 30, 2023. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during the fiscal year ended October 31, 2022 and September 30, 2023, respectively.

Fiscal Year Ended	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees
October 31, 2022	$24,000	—	$3,500	—
September 30, 2023**	$21,600	—	$3,500	—

*	“Tax Fees” are those fees billed by Tait Weller in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.
**	The Fund changed its fiscal year end from October 31 to September 30, effective as of September 30, 2023.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled

18

by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his or her decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2022 and September 30, 2023, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2022 and September 30, 2023, Tait Weller has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining Tait Weller’s independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE American and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of Forms 3 and 4 and amendments thereto filed electronically with the SEC during the fiscal year ended September 30, 2023, the Fund believes that during that year such persons complied with all such applicable filing requirements, with the exception of Mr. van Ekris who filed one late Form 4 filing.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in ”street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE American, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior

19

to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended March 31, 2024.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

•	10% or more, but less than 15% of all voting power;

•	15% or more, but less than 20% of all voting power;

•	20% or more, but less than 25% of all voting power;

•	25% or more, but less than 30% of all voting power;

•	30% or more, but less than a majority of all voting power; or

•	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level. The DSTA Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund

20

or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the 5.375% Series A Cumulative Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022, are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022, are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The Board of Trustees has considered the DSTA Control Share Statute. As of the date hereof, the Board of Trustees has not received notice of the occurrence of a control share acquisition nor has been requested to exempt any acquisition. Therefore, the Board of Trustees has not determined whether the application of the DSTA Control Share Statute to an acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the DSTA Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions which have held that control share acquisition provisions in funds’ governing documents are not consistent with the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

21

SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Shareholders to be held in 2025 (the ”2025 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2025 proxy statement and 2025 proxy relating to that meeting no later than December 4, 2024. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2025 Annual Meeting, the shareholder notice (and information summarized below and described fully in the Fund’s By-Laws) must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 14, 2024 and no later than January 13, 2025; provided, however, that if the 2025 Annual Meeting is to be held on a date that is earlier than April 18, 2025 or later than June 7, 2025, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee’s consent to serve as a Trustee if elected and the nominee’s satisfaction of the Trustee qualifications set forth in the Fund’s governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s governing documents.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 3, 2024

22

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BCV-PS-2024

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V35889-P08248

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

BANCROFT FUND LTD.
COMMON SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

	For All	Withhold All	For All Except
1. To elect three (3) Trustees of the Fund:	☐	☐	☐

Nominees:

01) Mario J. Gabelli
02) Daniel D. Harding
03) Christina A. Peeney

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V35890-P08248

BANCROFT FUND LTD.

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Bancroft Fund Ltd. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at GAMCO Investors, Inc., One Corporate Center, 401 Theodore Fremd Avenue, Rye, New York 10580 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 13, 2024 at 8:00 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V35891-P08248

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

BANCROFT FUND LTD.
SERIES A PREFERRED SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect four (4) Trustees of the Fund:

Nominees:

01) Mario J. Gabelli
02) Daniel D. Harding
03) Christina A. Peeney
04) Nicolas W. Platt

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V35892-P08248

BANCROFT FUND LTD.

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Bancroft Fund Ltd. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at GAMCO Investors, Inc., One Corporate Center, 401 Theodore Fremd Avenue, Rye, New York 10580 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 13, 2024 at 8:00 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.